UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

All Terrain Opportunity Fund
(Class A: TERAX)
(Class C: TERCX)
(Class I: TERIX)

ANNUAL REPORT
October 31, 2015

All Terrain Opportunity Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Supplemental Information	27
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the All Terrain Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.allterrainfunds.com

CASTLE FINANCIAL & RETIREMENT PLANNING ASSOCIATES, INC.

BAUER CAPITAL MANAGEMENT, LLC.

All Terrain Opportunity Fund Annual Report

Dear Fellow Shareholders,

From 11/3/2014 to 10/31/2015, the All Terrain Opportunity Fund's Class I shares returned -0.76% while the IQ Hedge Composite Beta Index increased by 0.06%. The fund lagged the benchmark during its first year in operation due to extreme volatility not only in equity markets, but also in all aspects of the financial markets. While the fund struggled performance-wise, the fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress. Given the present environment, the fund has been taking a very balanced approach after a sizable equity market rally over the prior 3 years.

Navigating a Challenging Environment

The S&P 500 fluctuated from a positive total return of 7% to a negative total return of almost -6% during the first year of the fund’s operation. The VIX (Volatility Index) spiked over 50 at one point during the equity market correction back in August. During the sharp correction in the 3rd quarter, the All Terrain Opportunity Fund fell 2.96% while the S&P 500 dropped 6.44%1. The fund’s significant outperformance during this period of stress shows how effective the fund's strategy can be in market drawdowns. The choppy and trendless environment has been very difficult to navigate when global growth and U.S. economic data continues to be anemic, but the data has improved coming into the 2nd half of the year.

Equity Strategy

Our disciplined investment process combines valuations, momentum/trends, risk indicators, and economic data to determine our equity allocation. We monitor all of the equity markets across the globe that best fit our model data and current economic market conditions. When economic data and leading indicators are deteriorating, the All Terrain Opportunity Fund reduces exposure to equities in order to potentially preserve capital for investors. In the opposite scenario, when the data is improving and leading indicators are strong, the fund will allocate more capital to equities.

Our two largest equity positions, SPDR S&P 500 ETF (SPY) & MFS International Value (MINIX), were our two largest contributors to equity performance. The MFS International Value Fund continues to perform well, while the European Central Bank (ECB) launches additional stimulus programs to provide a boost to the European economy. The Euro continues to weaken against the U.S. dollar, which is positive for European companies. Valuations in U.S. equity markets are slightly expensive on a historical basis, but we still continue to find value in some individual stocks.

[1]	All total return data for the S&P 500 Index is obtained from Morningstar.

Past Performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that investors shares when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-(844)-441-4440.

The Walt Disney Company, PepsiCo Inc., Dow Chemical Co., and Alphabet Inc. have been positive contributors to performance for the All Terrain Fund. The Walt Disney Company (DIS) continues to be an American staple for media content and leisure activities. Disney’s movie studio is also a powerhouse in the movie industry, especially with its upcoming release of the Star Wars franchise. PepsiCo Inc. has performed well in 2015 in a very challenging environment with significant currency headwinds. Pepsi has a strong brand portfolio with product and geographic diversity, which helped them deliver strong organic sales growth in the recent quarter.

CVS Health, Alibaba Group, VF Corp, and Proctor and Gamble have been detractors of performance for the All Terrain Fund. CVS Health had a negative impact on the fund’s performance after the company’s preliminary 2016 outlook came in weaker than expected compared to initial estimates. Despite the outlook, this doesn’t change our view that CVS is well positioned for an evolving healthcare marketplace. Alibaba Group is a major e-commerce company where the majority of its sales come from their native land: China. Since the all-time price lows back in September, the stock has performed well as solid growth in the mobile business market and continued improvement in the retail business space helped push the stock from its recent depths. Despite these companies having a negative overall impact of the fund thus far, we still believe these companies have long-term value against their respective sectors and peers along with other equities held in the fund.

The Prudential Jennison Utility Fund (PRUZX) had an adverse impact on performance. Utilities have been under significant pressure from a possible rate rise at the end of the year. Also, the Utility Fund holds a portion of its assets in energy companies as well. The energy sector continues be one of the weakest areas of the U.S. equity market as crude oil continues to sell off to multi-year lows. While the fund has been a detractor of performance, we still think the sector will perform well in a very low interest rate environment. Another major detractor on performance was the American Funds EuroPacific Growth Fund (AEPFX). This fund suffered a deep drawdown during the correction in August when global equity markets sold off. The fund’s holdings had exposure to China and other Emerging Market countries which contributed to the underperformance.

Alternative Strategy

The alternative bucket for the All Terrain Opportunity Fund as of 10/31/15 contains LoCorr Market Trend Fund (LOTIX), Catalyst Hedged Futures Strategy (HFXIX), Abbey Capital Futures Strategy (ABYIX), and AQR Long-Short (QLEIX). The alternative bucket, as a whole, has been a detractor of performance since inception. The LoCorr Market Trend Fund has been a detractor of performance due to currency volatility as well as fixed income volatility. While these funds have been a detractor of performance, we feel that a new volatility regime may be on the horizon over the next 12-24 months and may lead to non-correlated outperformance moving forward. Historically, managed futures have a very low correlation to equity and fixed income markets which helps provide diversification, reduce volatility, and can potentially provide alpha.

Fixed Income Strategy

As noted above in our equity strategy, the models determine our allocation to equities. The remainder of the assets is then diversified across fixed income and alternative strategies. Our largest position in the All Terrain Fund is the PIMCO Income Fund (PIMIX), which had a distribution yield (Net Asset Value)2 as of 10/31/2015 of 5.19%. In a very low interest rate environment, a yield of over 5% provides solid interest flow. Doubleline Flexible Income Fund (DFLEX), Doubleline Total Return Fund (DBLTX), and Angel Oak Multi Strategy Income Fund (ANGIX) all continue to provide steady monthly income in a relatively flat U.S. equity market.

Positioning and Outlook

Since 2008, the Federal Reserve (FED) has been in “emergency measures mode” with Zero Interest Rate Policy (ZIRP) and Quantitative Easing (QE). Over the last 7 years, the aggressive simulative policies tend to drive investors out on the risk curve in search of yield. In our opinion, this may lead a significant portion of investors' assets being misallocated. QE has been an effective tool that has helped companies borrow money at very low rates to buy back their stock. Buyback programs for U.S. equities are at record highs, which help boost companies' earnings in a very low growth global economy. Now that the Federal Reserve seems ready to raise rates for the first time since the crisis, many market participants have warned of possible negative repercussions in the future. The FED will tighten while the European Central Bank (ECB), People’s Bank of China (PBOC), and BOJ (Bank of Japan) will continue to implement an extraordinarily easy monetary policy. This should help bolster the dollar to new highs relative to these currencies, which ultimately puts pressure on U.S. large cap multi-national companies that adversely have their products priced higher on foreign shelves, therefore reducing sales. We believe the global economy will continue to slow down in 2016 as China's growth forecasts continue to get cut further and U.S. growth looks to remain lackluster at best. Again, this is our current view on some major drivers that should be very important factors to the global economy.

Our models currently have a portion of the funds’ assets, positioned to equities. Model data continues to put an emphasis on lower equity exposure until economic data and price trends confirm to allocate a higher percentage towards equities. As market conditions change, the All Terrain Opportunity Fund will adapt and make the proper allocations where it deems necessary.

Sincerely,

Al Procaccino	Korey Bauer

The views in this letter were as of 11/09/2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

[2]
The distribution yield for monthly paying Funds is calculated by annualizing actual dividends distributed for the monthly period ended on the date shown and dividing by the net asset value on the last business day for the same period. The distribution yield for quarterly paying Funds is calculated by taking the average of the prior four quarterly distribution yields. The quarterly distribution yields are calculated by annualizing actual dividends distributed for the quarterly period ended on the most recent quarterly distribution date and dividing by the net asset value for the same date. The distribution yield for annual paying Funds is calculated by taking the annual distribution divided by the Fund’s net asset value on ex-date. The yield is annualized if the Fund incepted less than a year ago. The yield does not include long- or short-term capital gains distributions. (PIMCO)

Investment Considerations: There can be no assurance that the Fund will achieve its objective or that any strategy (risk management or otherwise) will be successful.

Foreign (Non-U.S.) Securities: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid market, foreign government intervention and adverse economic, political, diplomatic, financial and regulatory factors.

Emerging Markets: Potential risks include adverse political and legal developments affecting issuers located and/or doing business in foreign countries, currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally great for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Equity securities (stocks) are more volatile and carry more risk that other forms of investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

All Terrain Opportunity Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $2,500 investment in the Fund’s Class C shares, made at its inception, with a similar investment in the IQ Hedge Composite Beta Index. Results include the reinvestment of all dividends and capital gains.

The IQ Hedge Composite Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Total Returns as of October 31, 2015	6 Months (Actual)	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	-1.93%	-0.93%	11/03/14
Class C²	-2.31%	-1.74%	11/03/14
Class I²	-1.80%	-0.76%	11/03/14
After deducting maximum sales charge
Class A¹	-7.59%	-6.64%	11/03/14
IQ Hedge Composite Beta Index	-1.46%	0.06%	11/03/14

*	Cumulative
[1]	Maximum sales charge for Class A shares is 5.75%. There is no initial sales charge on purchase of Class A shares in an account or accounts with an accumulated value of $1 million or more.
²	Class C and Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 441-4440.

Gross and net expense ratios for Class A shares were 3.42% and 2.30% respectively, for Class C shares were 4.17% and 3.05%, respectively, and for Class I shares were 3.17% and 2.05%, respectively, which were the amounts stated in the current prospectus. Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”), the Fund’s advisors, have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expense do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C, and Class I shares of the Fund, respectively. In the absence of such waivers, the Fund’s returns would have been lower.

All Terrain Opportunity Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited) - Continued

Any such fee waiver or reimbursement of operating expenses will be borne 60% by Castle Financial and 40% by Bauer Capital. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial or Bauer Capital is not subject to reimbursement by the Fund.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

All Terrain Opportunity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 4.4%
	COMMUNICATIONS – 0.6%
50	Alphabet, Inc. - Class A*	$36,869
500	Twitter, Inc.*	14,230
1,300	Walt Disney Co.	147,862
		198,961
	CONSUMER DISCRETIONARY – 0.4%
1,000	Alibaba Group Holding Ltd. - ADR*	83,830
1,000	VF Corp.	67,520
		151,350
	CONSUMER STAPLES – 1.2%
1,750	CVS Health Corp.	172,865
500	Dollar Tree, Inc.*	32,745
1,000	PepsiCo, Inc.	102,190
1,500	Procter & Gamble Co.	114,570
		422,370
	FINANCIALS – 0.4%
1,000	Citigroup, Inc.	53,170
1,500	Wells Fargo & Co.	81,210
		134,380
	HEALTH CARE – 0.8%
500	Becton, Dickinson and Co.	71,260
1,000	Johnson & Johnson	101,030
1,500	Medtronic PLC[1]	110,880
		283,170
	INDUSTRIALS – 0.1%
100	W.W. Grainger, Inc.	21,000

	MATERIALS – 0.2%
200	Air Products & Chemicals, Inc.	27,796
600	Dow Chemical Co.	31,002
300	Monsanto Co.	27,966
		86,764
	TECHNOLOGY – 0.7%
1,500	Apple, Inc.	179,250
1,000	QUALCOMM, Inc.	59,420
		238,670
	TOTAL COMMON STOCKS (Cost $1,548,809)	1,536,665

	EXCHANGE-TRADED FUNDS – 18.0%
3,000	AlphaClone Alternative Alpha ETF	114,120
3,000	First Trust Consumer Staples AlphaDEX Fund	131,700
2,000	First Trust Health Care AlphaDEX Fund*	119,280

All Terrain Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	EXCHANGE-TRADED FUNDS (Continued)
5,000	iShares MSCI Emerging Markets ETF	$174,350
2,500	Powershares QQQ Trust Series 1	283,325
23,000	ProShares S&P 500 Dividend Aristocrats ETF	1,147,930
1,000	SPDR Gold Shares*	109,300
20,000	SPDR S&P 500 ETF Trust	4,158,600

	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,109,615)	6,238,605

	MUTUAL FUNDS – 75.7%
57,595	Abbey Capital Futures Strategy Fund - Class I	688,840
247,526	Angel Oak Multi-Strategy Income Fund - Class Institutional	2,905,959
94,819	AQR Long-Short Equity Fund - Class I	1,198,507
131,001	Catalyst Hedged Futures Strategy Fund - Class I	1,442,321
336,229	DoubleLine Flexible Income Fund - Class I	3,288,316
180,042	DoubleLine Total Return Bond Fund - Class I	1,958,853
143,408	LoCorr Market Trend Fund - Class I	1,730,932
84,750	MFS International Value Fund - Class I	3,141,670
783,255	PIMCO Income Fund - Class Institutional	9,555,715
26,539	Prudential Jennison Utility Fund - Class Z	368,099

	TOTAL MUTUAL FUNDS (Cost $26,675,687)	26,279,212

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	ProShares Short VIX Short-Term Futures ETF
10	Exercise Price: $55.00, Expiration Date: January 15, 2016	11,100

	TOTAL CALL OPTIONS (Cost $4,721)	11,100

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $4,721)	11,100

Number of Shares

	SHORT-TERM INVESTMENTS – 1.8%
610,581	Fidelity Institutional Treasury Portfolio, 0.01%[2]	610,581

	TOTAL SHORT-TERM INVESTMENTS (Cost $610,581)	610,581

	TOTAL INVESTMENTS –99.9% (Cost $34,949,413)	34,676,163
	Other Assets in Excess of Liabilities – 0.1%	35,766

	TOTAL NET ASSETS –100.0%	$34,711,929

All Terrain Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Contracts		Value

	WRITTEN OPTIONS CONTRACTS – (0.2)%
	CALL OPTIONS – (0.2)%
	SPDR S&P 500 ETF Trust
(150)	Exercise Price: $210.00, Expiration Date: January 15, 2016	$(56,700)

	TOTAL CALL OPTIONS (Proceeds $29,331)	(56,700)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $29,331)	$(56,700)

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Mutual Funds	75.7%
Exchange-Traded Funds	18.0%
Common Stocks
Consumer Staples	1.2%
Health Care	0.8%
Technology	0.7%
Communications	0.6%
Consumer Discretionary	0.4%
Financials	0.4%
Materials	0.2%
Industrials	0.1%
Total Common Stocks	4.4%
Short-Term Investments	1.8%
Purchased Options Contracts
Call Options	0.0%
Total Purchased Options Contracts	0.0%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2015

Assets:
Investments, at value (cost $34,944,692)	$34,665,063
Purchased options contracts at cost, at value (cost $4,721)	11,100
Cash	5,270
Segregated cash at Broker	125,276
Receivables:
Securities sold	241,693
Fund shares sold	1,500
Dividends and interest	77,811
Prepaid expenses	39,982
Prepaid offering costs	309
Total assets	35,168,004

Liabilities:
Written options contracts at cost, at value (proceeds $29,331)	56,700
Payables:
Investment securities purchased	296,911
Fund shares redeemed	2,000
Distribution fees - Class A and Class C (Note 8)	23,485
Advisory fees	20,868
Auditing fees	14,988
Transfer agent fees and expenses	11,147
Fund accounting fees	9,729
Fund administration fees	8,476
Shareholder servicing fees (Note 7)	2,243
Custody fees	2,022
Chief Compliance Officer fees	1,290
Trustees' fees and expenses	644
Accrued other expenses	5,572
Total liabilities	456,075

Net Assets	$34,711,929

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$35,597,639
Accumulated net investment income	42,167
Accumulated net realized loss on investments, purchased options contracts and written options contracts	(627,258)
Net unrealized appreciation (depreciation) on:
Investments	(279,629)
Purchased options contracts	6,379
Written options contracts	(27,369)
Net Assets	$34,711,929

Class A Shares:
Net assets applicable to shares outstanding	$8,146,327
Number of shares issued and outstanding	334,018
Net asset value per share	$24.39
Maximum sales charge (5.75% of offering price)[1]	1.49
Maximum offering price to public	$25.88

Class C Shares:
Net assets applicable to shares outstanding	$26,466,384
Number of shares issued and outstanding	1,086,686
Net asset value per share	$24.36

Class I Shares:
Net assets applicable to shares outstanding	$99,218
Number of shares issued and outstanding	4,070
Net asset value per share	$24.38

[1]	No initial sales charge is applied to purchases of $1 million or more. On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
STATEMENT OF OPERATIONS
For the Period November 3, 2014* through October 31, 2015

Investment Income:
Dividends	$1,101,132
Interest	229
Total investment income	1,101,361

Expenses:
Advisory fees	528,689
Distribution fees - Class C (Note 8)	271,570
Fund administration fees	65,472
Transfer agent fees and expenses	65,335
Fund accounting fees	59,433
Registration fees	52,747
Offering costs	37,314
Distribution fees - Class A (Note 8)	19,973
Custody fees	17,521
Legal fees	16,903
Auditing fees	14,989
Shareholder servicing fees (Note 7)	12,920
Miscellaneous	11,671
Chief Compliance Officer fees	8,771
Trustees' fees and expenses	7,451
Shareholder reporting fees	6,793
Insurance fees	1,488
Total expenses	1,199,040
Advisory fees waived and/or other expenses absorbed	(298,950)
Voluntary advisory fees waived	(9,362)
Net expenses	890,728
Net investment income	210,633

Realized and Unrealized Gain (Loss) on Investments, Purchased Option Contracts and Written Option Contracts:
Net realized gain (loss) on:
Investments	(759,544)
Purchased options contracts	59,274
Written options contracts	(3,017)
Net realized loss	(703,287)

Capital gain distributions from regulated investment companies	169,672

Net change in unrealized appreciation/depreciation on:
Investments	(279,629)
Purchased options contracts	6,379
Written options contracts	(27,369)
Net change in unrealized appreciation/depreciation	(300,619)
Net realized and unrealized loss on investments, purchased option contracts and written option contracts	(834,234)

Net Decrease in Net Assets from Operations	$(623,601)

*	Commencement of operations.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period November 3, 2014* through October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$210,633
Net realized loss on investments, purchased options contracts and written options contracts	(703,287)
Capital gain distributions from regulated investment companies	169,672
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and written options contracts	(300,619)
Net decrease in net assets resulting from operations	(623,601)

Distributions to Shareholders:
From net investment income:
Class A	(128,547)
Class C	(233,508)
Class I	(1,738)
Total distributions to shareholders	(363,793)

Capital Transactions:
Net proceeds from shares sold:
Class A	10,574,469
Class C	29,902,300
Class I	100,000
Reinvestment of distributions:
Class A	121,903
Class C	1,159
Class I	1,738
Cost of shares redeemed
Class A	(2,313,290)
Class C	(2,688,956)
Net increase in net assets from capital transactions	35,699,323

Total increase in net assets	34,711,929

Net Assets:
Beginning of period	-
End of period	$34,711,929

Undistributed net investment income	$42,167

Capital Share Transactions:
Shares sold:
Class A	422,718
Class C	1,195,818
Class I	4,000
Shares reinvested:
Class A	4,931
Class C	47
Class I	70
Shares redeemed
Class A	(93,631)
Class C	(109,179)
Net increase from capital share transactions	1,424,774

*	Commencement of operations.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period November 3, 2014* through October 31, 2015
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment income[1,2]	0.29
Net realized and unrealized loss on investments	(0.52)
Total from investment operations	(0.23)

Less Distributions:
From net investment income	(0.38)
Total distributions	(0.38)

Net asset value, end of period	$24.39

Total return[3]	(0.93)%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,146

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.83%	[6]
After fees waived and expenses absorbed[4]	1.95%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	0.30%	[6]
After fees waived and expenses absorbed[2]	1.18%	[6]

Portfolio turnover rate	283%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.

[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period November 3, 2014* through October 31, 2015
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment income[1,2]	0.10
Net realized and unrealized loss on investments	(0.53)
Total from investment operations	(0.43)

Less Distributions:
From net investment income	(0.21)
Total distributions	(0.21)

Net asset value, end of period	$24.36

Total return[3]	(1.74)%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,467

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	3.58%	[6]
After fees waived and expenses absorbed[4]	2.70%	[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[2]	(0.45)%	[6]
After fees waived and expenses absorbed[2]	0.42%	[6]

Portfolio turnover rate	283%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period November 3, 2014* through October 31, 2015
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment income[1,2]	0.35
Net realized and unrealized loss on investments	(0.54)
Total from investment operations	(0.19)

Less Distributions:
From net investment income	(0.43)
Total distributions	(0.43)

Net asset value, end of period	$24.38

Total return[3]	(0.76)%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$99

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[4]	2.58%	[6]
After fees waived and expenses absorbed[4]	1.70%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed[2]	0.55%	[6]
After fees waived and expenses absorbed[2]	1.43%	[6]

Portfolio turnover rate	283%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repemption of Fund shares.

[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

Note 1 – Organization
The All Terrain Opportunity Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide capital appreciation with positive returns in all market conditions. The Fund currently offers three classes of shares: Class A, Class C, and Class I. The Fund commenced investment operations on November 3, 2014.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

(c) Options
The Fund may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in option contracts written for the period November 3, 2014 (commencement of operations) through October 31, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at November 3, 2014	-	$-
Options written	1190	172,674
Options terminated in closing purchasing transactions	(1040)	(143,343)
Options expired	-	-
Options exercised	-	-
Outstanding at October 31, 2015	150	$29,331

(d) Exchange Traded Funds (“ETFs”)
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The All Terrain Opportunity Fund incurred offering costs of approximately $37,623, which are being amortized over a one-year period from November 3, 2014 (commencement of operations).

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period November 3, 2014 (commencement of operations) through October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”), and Bauer Capital Management, LLC (“Bauer Capital”), who serve as co-investment advisors and construct the Fund’s portfolio (collectively referred to as the “Advisors”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to Bauer Capital and Castle Financial at the annual rate of 0.90% and 0.60%, respectively, of the Fund’s average daily net assets. Until further notice, Castle Financial has agreed to voluntarily waive any advisory fee that it is entitled to receive after its payment of any reimbursement to the Fund of operating expenses pursuant to its expense limitation agreement.

The Advisors have contractually agreed to waive their fee and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C, and Class I shares of the Fund, respectively. Any such fee waiver or reimbursement of operating expenses will be borne 60% by Castle Financial and 40% by Bauer Capital. This agreement is in effect until March 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the period November 3, 2014 (commencement of operations) through October 31, 2015, the Advisors waived advisory fees and absorbed other expenses totaling $308,312. The advisors will not seek recoupment of any advisory fee waived or other expenses absorbed.

	Advisory Fees Accrued	Advisory Fees Waived and/or Other Expenses Absorbed
Castle Financial	$211,476	$261,245	*
Bauer Capital	$317,213	$47,067

*	Castle Financial has agreed to voluntarily waive a portion of its advisory fee after expenses reimbursed. The voluntarily advisory fee waived is reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the period November 3, 2014 (commencement of operations) through October 31, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the period November 3, 2014 (commencement of operations) through October 31, 2015, are reported on the Statement of Operations.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Note 4 – Federal Income Taxes
At October 31, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$35,033,956
Gross unrealized appreciation	$339,602
Gross unrealized depreciation	(697,395)
Net unrealized depreciation on investments	$(357,793)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(101,684)	$195,327	$(93,643)

As of October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$42,167
Undistributed long-term capital gains	-
Accumulated earnings	42,167

Accumulated capital and other losses	(528,981)
Unrealized depreciation on investments	(357,793)
Unrealized depreciation on option contracts	(41,103)
Total accumulated deficit	$(885,710)

At October 31, 2015, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$(528,981)	$-	$(528,981)

The difference between cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

The tax character of the distribution paid during the fiscal period ended October 31, 2015 was as follows:

Distributions paid from:	2015
Ordinary income	$363,793
Net long-term capital gains	-
Total distributions paid	$363,793

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period November 3, 2014 (commencement of operations) through October 31, 2015, the Fund received $0 in redemption fees.

Note 6 - Investment Transactions
For the period November 3, 2014 (commencement of operations) through October 31, 2015, purchases and sales of investments, excluding short-term investments and options, were $122,621,106 and $87,527,451, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to Class A, Class C, and Class I shares to shareholder servicing agents who provide administrative and support services to their customers.

For the period November 3, 2014 (commencement of operations) through October 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C shares. Under the plan, the Funds pay to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I shares are not subject to any distribution or service fees under the Plan.

For the period November 3, 2014 (commencement of operations) through October 31, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$1,536,665	$-	$-	$1,536,665
Exchange-Traded Funds	6,238,605	-	-	6,238,605
Mutual Funds	26,279,212	-	-	26,279,212
Purchased Options Contracts	11,100	-	-	11,100
Short-Term Investments	610,581	-	-	610,581
Total Assets	$34,676,163	$-	$-	$34,676,163

Liabilities
Written Options Contracts	$56,700	$-	$-	$56,700
Total Liabilities	$56,700	$-	$-	$56,700

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the period November 3, 2014 (commencement of operations) through October 31, 2015.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of October 31, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$11,100	Written options contracts, at value	$56,700
Total		$11,100		$56,700

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$59,274	$(3,017)
Total	$59,274	$(3,017)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$6,379	$(27,369)
Total	$6,379	$(27,369)

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2015 are as follows:

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	165	(135)

Note 12 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 30, 2015, to shareholders of record on December 29, 2015 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Class A	$-	$-	$0.25487
Class C	-	-	0.20678

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

On December 1, 2015, the Board of Trustees of Investment Managers Series Trust II (the “Trust”) had approved the termination and liquidation of the Fund’s Class I shares. The Fund’s Class I shares were liquidated on December 4, 2015 (the “Liquidation Date”). Shareholders were able to redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund made a liquidating distribution to shareholders of the Class I shares equal to each shareholder’s proportionate interest in the Class I shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of All Terrain Opportunity Fund and
the Board of Trustees of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of All Terrain Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of October 31, 2015, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period November 3, 2014 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Terrain Opportunity Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and financial highlights for the period November 3, 2014 through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2015

All Terrain Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

For the year ended October 31, 2015, 60.14% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as qualified dividend income.

For the year ended October 31, 2015, 32.79% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 441-4440. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years.
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	11	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present); Director, Managed Accounts, Merrill Lynch (2007-2008).	11	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present).	11	None.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since September 2013	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider and the transfer agent, fund accountant, co-administrator and custodian for the Fund, (2006 - June 2014).	11	Investment Managers Series Trust, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since September 2013	President, Mutual Fund Administration, LLC, co-Administrator for the Fund (2006 – present).	11	Investment Managers Series Trust, a registered investment company.

All Terrain Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years.
Officers of the Trust:
Terrance P. Gallagher, [a] (born 1958) Chief Executive Officer and President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Chief Financial Officer, Treasurer and Assistant Secretary	Since September 2013	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since September 2013	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an "interested person" of the Trust until July 1, 2016, by reason of his former position at UMB Fund Services, Inc.

All Terrain Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2015 (Unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from May 1, 2015 to October 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15 – 10/31/15
Class A
Actual Performance	$1,000.00	$980.70	$9.74
Hypothetical (5% annual return before expenses)	1,000.00	1,015.37	9.91
Class C
Actual Performance	1,000.00	976.90	13.46
Hypothetical (5% annual return before expenses)	1,000.00	1,011.59	13.70
Class I
Actual Performance	1,000.00	982.00	8.51
Hypothetical (5% annual return before expenses)	1,000.00	1,016.61	8.66

*
Expenses are equal to the Fund’s annualized expense ratios of 1.95%, 2.70% and 1.70% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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All Terrain Opportunity Fund
A series of Investment Managers Series Trust II

Investment Co-Advisor
Castle Financial & Retirement Planning Associates, Inc.
2899 State Highway 35
 Hazlet, New Jersey 07730-1549

Investment Co-Advisor
Bauer Capital Management, LLC
2899 State Highway 35
 Hazlet, New Jersey 07730-1549

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
All Terrain Opportunity Fund – Class A	TERAX	461 41T 406
All Terrain Opportunity Fund – Class C	TERCX	461 41T 505
All Terrain Opportunity Fund – Class I	TERIX	461 41T 604

Privacy Principles of the All Terrain Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the All Terrain Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (844) 441-4440 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (844) 441-4440 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (844) 441-4440. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

All Terrain Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (844) 441-4440

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-550-5090.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	01/07/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	01/07/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	01/07/16